                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 3, 1998
              -------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Maryland                            000-23089                       95-4648345
----------------------------------        ---------------------          -----------------------
State or other jurisdiction                     (Commission                     (IRS Employer
   of incorporation)                            File Number)                Identification No.)




           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
           --------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



                                (310) 231-1280
                        -------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

     On November 3, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release (a) reporting its earnings for the quarter ended September 30, 1998 and (b) announcing that the Company has been notified that its warehouse line of credit with Morgan Guaranty Trust Company of New York, which expires on March 29, 1999, will not be extended based on market related factors rather than any concerns specific to the Company.

     A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

     Exhibit 99.1  Press release of the Registrant, dated November 3, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


     By:                     /s/  MICHAEL MELTZER
            ------------------------------------------------------
            Michael Meltzer, Chief Financial Officer and Treasurer



Dated:  November 4, 1998

                                 EXHIBIT INDEX


EXHIBIT
  NO.           DESCRIPTION
  ---           -----------

99.1         Press release of the Registrant dated November 3, 1998